                                                                    EXHIBIT 10.9


                               FIRST AMENDMENT TO
                     WEATHERFORD SUPPLEMENTAL SAVINGS PLAN


         THIS AGREEMENT by Weatherford International Incorporated (the
"Sponsor"),

                            W I T N E S S E T H:

         WHEREAS, the Sponsor maintains the plan agreement known as "Weatherford Supplemental Savings Plan" (the "Plan"); and

         WHEREAS, the Sponsor retained the right in Section 7.1 of the Plan to amend the Plan from time to time; and

         WHEREAS, the Board of Directors of the Sponsor approved resolutions to amend the Plan;

         NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1995, as follows:

                 Section 6.1 of the Plan is hereby completely amended and restated to provide as set forth in the substitute pages attached hereto which shall be inserted into the Plan in place of the above-described original Section.

                 IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 28th day of August, 1995.

                                      WEATHERFORD INTERNATIONAL INCORPORATED



                                      By       /s/ P. BURGUIERES
                                        ---------------------------------------

                                  ARTICLE VI

                         MEMBER'S RIGHTS AND BENEFITS


                6.1 MEMBER'S VESTED INTEREST. Each Member shall have a 100% vested and nonforfeitable interest in the amounts allocated to his Basic Deferred Compensation Accrual Account under this Plan on the books of the Employer. Each Member shall have a 100% vested and nonforfeitable interest in the amounts allocated to his Supplemental Matching Accrual Account under the Plan on the books of the Employer in the event of his death, disability (as defined under the Basic Plan), or the attainment of age 65. If a Member severs employment for any other reason, he shall receive the vested portion of this Supplemental Matching Accrual Account in accordance with the following schedule:


                                                Vested Percentage in
                                                      Supplemental
        Completed Years of Active Service      Matching Accrual Account
        ---------------------------------      ------------------------
        Less than two years . . . . . . . . . . . . . . .  0%
        Two years but less than 3 years . . . . . . . . . 25%
        Three years but less than 4 years . . . . . . . . 50%
        Four years but less than 5 years  . . . . . . . . 75%
        Five years or more. . . . . . . . . . . . . . . .100%


Notwithstanding the vesting schedule above, each Member shall acquire a 100% vested interest in the amounts allocated to his Supplemental Matching Accrual Account under the Plan on the books of the Employer upon the occurrence of a "change of control" that is not approved, recommended or supported by the Board of Directors in actions taken prior to, and with respect to, such "change of control." A "change of control" shall be deemed to have occurred if: (i) a third person, including a "group" as determined in accordance with section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Employer having 20% or more of the total number of votes that may be cast for the election of directors of the Employer; or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Employer before the Transaction shall cease to constitute a majority of the board of directors of the Employer or any successor to the Employer. The Committee shall determine whether a "change of control" has occurred within the meaning of this Section 6.1 and shall determine whether any such "change of control" has been approved, recommended or supported by the Board of Directors, and its determination shall be final and conclusive.

        6.2 TIME OF BENEFIT PAYMENTS. Vested benefits due under this Plan shall be paid 90 days after the end of the quarter in which the Member (a) terminates, (b) retires, (c) dies, or (d) becomes disabled (as defined under the Basic Plan). If a

                              SECOND AMENDMENT TO
                           WEATHERFORD ENTERRA, INC.
                           SUPPLEMENTAL SAVINGS PLAN


                 THIS AGREEMENT by Weatherford Enterra, Inc. (the "Sponsor"),

                             W I T N E S S E T H :

                 WHEREAS, the Sponsor maintains the plan agreement known as "Weatherford Enterra, Inc. Supplemental Savings Plan" (the "Plan"); and

                 WHEREAS, the Sponsor retained the right to amend the Plan from time to time; and

                 WHEREAS, the Board of Directors of the Sponsor approved resolutions to amend the Plan;

                 NOW, THEREFORE, the Plan is hereby amended, effective as of July 1, 1996, as follows:

                          Articles II, III, IV and Sections 1.15 and 6.1 of the
                 Plan are hereby completely amended and restated to provide as set forth in the substitute pages attached hereto which shall be inserted into the Plan in place of the above-described original Articles and Sections.

                 IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 12th day of December 1996.

                                          WEATHERFORD ENTERRA, INC.



                                          By    /s/ H. SUSANNE THOMAS
                                            ----------------------------------

                                                                       INCLUDES
                                                          FIRST AMENDMENT 8/4/95
                                                       SECOND AMENDMENT 12/12/96













                    WEATHERFORD SUPPLEMENTAL SAVINGS PLAN

        1.13 "EXCESS AGGREGATE 401(m) CONTRIBUTIONS" means a Member's Excess Aggregate 401(m) Contributions as defined under the Basic Plan.

        1.14    "MEMBER" means an Employee who is participating in this Plan.

        1.15 "PLAN" means this Weatherford ENTERRA, INC. Supplemental Savings Plan, as amended from time to time.

        1.16    "PLAN YEAR" means the Plan Year as defined under the Basic
Plan.

        1.17    "SPONSOR" means Weatherford International Incorporated.

        1.18 "SUPPLEMENTAL MATCHING ACCRUALS" means the accrual made by the Employer on behalf of the Members pursuant to the provisions of Article IV.

                                  ARTICLE II

                                 ELIGIBILITY


        Those persons who are designated by the Committee to be members of a select group of management or highly compensated employees are eligible to participate in this Plan.

                                 ARTICLE III


                     BASIC DEFERRED COMPENSATION ACCRUALS


        A Member shall be entitled to defer out of his regular Considered Compensation for the Plan Year A percentage of Considered Compensation provided he makes his election in writing prior to the beginning of each Plan Year under the rules and regulations established by the Committee. Any election of a deferral of compensation shall continue to be effective until the expiration date in the election form or if none is specified until it is later changed or resolved in writing by the Member. A Member shall also be entitled to make a separate election to defer any PORTION OR ALL OF A bonus he may be entitled to receive under rules and regulations established by the Committee. An election to defer a portion of any bonus shall continue to be effective until the expiration date in the election form or if none is specified until it is later changed or resolved in writing by the Member.



                                    III-1

                                  ARTICLE IV

                        SUPPLEMENTAL MATCHING ACCRUALS


        The Employer shall make a Supplemental Matching Accrual equal to (a) 50% of the first 6% of the Member's Deferred Compensation Accruals under this Plan, plus (b) an amount equal to any Employer Matching Contributions which are treated as Excess Aggregate 401(m) Contributions under the Basic Plan.
However, the Supplemental Matching Accrual for any given Plan Year when added to the Employer Matching Contributions made by the Employer to the Basic Plan for that Plan Year shall not exceed 50% of 6% of the Member's TOTAL COMPENSATION for the same Plan Year.

                                  ARTICLE VI

                         MEMBER'S RIGHTS AND BENEFITS


                6.1 MEMBER'S VESTED INTEREST. Each Member shall have a 100% vested and nonforfeitable interest in the amounts allocated to his Basic Deferred Compensation Accrual Account under this Plan on the books of the Employer. Each Member shall have a 100% vested and nonforfeitable interest in the amounts allocated to his Supplemental Matching Accrual Account under the Plan on the books of the Employer in the event of his death, disability (as defined under the Basic Plan), or the attainment of age 65. If a Member severs employment for any other reason, he shall receive the vested portion of this Supplemental Matching Accrual Account in accordance with the following schedule:

                                                Vested Percentage in
                                                      Supplemental
        Completed Years of Active Service      Matching Accrual Account
        ---------------------------------      ------------------------

        Less THAN ONE YEAR  . . . . . . . . . . . . . . . . . .  0%
        ONE YEAR BUT LESS than Two years  . . . . . . . . . . . 20%
        Two years but less than THREE years . . . . . . . . . . 40%
        Three years but less than FOUR years  . . . . . . . . . 60%
        Four years but less than FIVE years . . . . . . . . . . 80%
        Five years or more. . . . . . . . . . . . . . . . . . .100%

Notwithstanding the vesting schedule above, each Member shall acquire a 100% vested interest in the amounts allocated to his Supplemental Matching Accrual Account under the Plan on the books of the Employer upon the occurrence of a "change of control" that is not approved, recommended or supported by the Board of Directors in actions taken prior to, and with respect to, such "change of control." A "change of control" shall be deemed to have occurred if: (i) a third person, including a "group" as determined in accordance with section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Employer having 20% or more of the total number of votes that may be cast for the election of directors of the Employer; or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Employer before the Transaction shall cease to constitute a majority of the board of directors of the Employer or any successor to the Employer. The Committee shall determine whether a "change of control" has occurred within the meaning of this Section 6.1 and shall determine whether any such "change of control" has been approved, recommended or supported by the Board of Directors, and its determination shall be final and conclusive.

        6.2 TIME OF BENEFIT PAYMENTS. Vested benefits due under this Plan shall be paid 90 days after the end of the quarter in which the Member (a) terminates, (b) retires, (c) dies, or (d) becomes disabled (as defined under the Basic Plan). If a



                                     VI-1